ADVANCED SERIES TRUST

AST Core Fixed Income Portfolio

Supplement dated June 25, 2025 to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2025, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the AST Core Fixed Income Portfolio (the Portfolio) and the Prospectus (Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolio available under your variable contract, please refer to your contract prospectus.

Effective June 30, 2026, Mr. Joseph Marvan will retire from the Portfolio’s portfolio management team. Mr. Connor Fitzgerald will assume lead portfolio management responsibilities upon Mr. Marvan’s retirement.

To reflect this change, effective immediately all references to Mr. Marvan in the Trust’s Prospectus, SAI and the Summary Prospectus relating to the Portfolio shall have the following footnote applied:

*Joseph Marvan will retire from the Portfolio’s portfolio management team effective June 30, 2026.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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